UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022

TREBIA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39331	98-1531250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Madison Avenue, Suite 2020

New York, NY 10010

(Address of principal executive offices)    (Zip Code)

(646) 450-9187

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, and one-third of one redeemable warrant	TREB.U	The New York Stock Exchange
Class A common ordinary shares, par value $0.0001 per share	TREB	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TREB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Agreement.

The BCA Amendment

On January 10, 2022, Trebia Acquisition Corp. (“Trebia”) entered into Amendment No. 2 to the Business Combination Agreement (the “BCA Amendment”) by and among S1 Holdco, LLC, a Delaware limited liability company (“S1 Holdco”), System1 SS Protect Holdings, Inc., a Delaware corporation (“Protected” and, together with S1 Holdco, collectively, “System1” or the “Companies”) and the other parties signatory thereto, which amends the Business Combination Agreement, dated June 28, 2021 as amended by that certain Amendment No. 1 to the Business Combination Agreement, dated November 30, 2021 by and among such parties (collectively, the “Original Business Combination Agreement” and, as amended by the BCA Amendment, the “Business Combination Agreement”) in order to (i) replace the Additional Seller Backstop Election (as defined below) with certain modifications resulting in an increase to (x) the aggregate maximum Seller Backstop Amount from $45.0 million to $50.0 million and (y) the Cannae Backstop Amount from $200.0 million to $250.0 million, (ii) modify the lockup provision in the form of Bylaws to be adopted at the Closing of the business combination and (iii) give effect to the amended and restated terms of each of the A&R Cannae Backstop Agreement (as defined below) and the A&R Sponsor Agreement (as defined below), each as discussed in further detail below. Capitalized terms not otherwise defined in this Current Report have the meanings assigned to them in the Business Combination Agreement.

Seller Backstop Amount

Pursuant to the Original Business Combination Agreement, OpenMail, LLC (“Open Mail”), Protected and certain members of OpenMail (collectively, the “Backstop Sellers”), agreed to reduce the Closing Cash Consideration, which reduction (if necessary to cover redemptions by Trebia’s public shareholders) corresponded to an increase in the Closing Seller Equity Consideration (the “Seller Backstop”). The Seller Backstop Amount (as contemplated in the Original Business Combination Agreement) was based on the total value of the aggregate Trebia Class A Ordinary Shares that are redeemed in connection with the special meeting of Trebia’s shareholders calculated at a price per share of $10.00 (the “Trebia Shareholder Redemption Value”), which Seller Backstop Amount could not be less than $0 or greater than $45,000,000, unless the Backstop Sellers agreed to exercise the Additional Seller Backstop Election. Under the Additional Seller Backstop Election, the Backstop Sellers could elect, but were not required, to increase the Seller Backstop Amount to the extent the Trebia Shareholder Redemption Value exceeded $462,500,000. As a result, if the Trebia Shareholder Redemption Value exceeded $462,500,000 and the Backstop Sellers did not exercise the Additional Seller Backstop Election, the minimum Closing Cash Condition necessary to consummate the business combination under the terms of the Original Business Combination Agreement would not have been satisfied.

Pursuant to the BCA Amendment, the parties agreed to remove the right of the Backstop Sellers to exercise the Additional Seller Backstop Election in exchange for the Backstop Sellers’ agreement to an increase in the Seller Backstop Amount in an amount equal to 50% of the Trebia Shareholder Redemption Value in excess of $417,500,000 (if any), which Seller Backstop Amount could not be less than $0 or greater than $50,000,000. As a result of the BCA Amendment, consummation of the transactions contemplated by the Business Combination Agreement is no longer conditioned on the Backstop Sellers exercising the Additional Seller Backstop Election if the Trebia Shareholder Redemption Value exceeds $417,500,000.

The foregoing description of the BCA Amendment is not complete and is qualified in its entirety by reference to the BCA Amendment, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Form of Bylaws

Pursuant to the form of Bylaws referenced in the Original Business Combination Agreement (the “Original Form of Bylaws”), shares issued as Closing Seller Equity Consideration, including shares received in connection with certain redemptions or exchanges pursuant to S1 Holdco’s LLC operating agreement, were subject to lockup provisions except for an amount of shares issuable to certain parties to the Original Sponsor Agreement (as defined below), which amount was equal to 50% of the total shares issued such parties. Pursuant to the amended form of Bylaws referenced in the Business Combination Agreement as a result of the BCA Amendment, the Additional Backstop Purchase Shares (as defined below) and the Additional Cannae Founder Shares (as defined below) will not be subject to such lockup provisions.

The foregoing description of the modifications to the Original Form of Bylaws is not complete and is qualified in its entirety by reference to the Amended Form of Bylaws, which is attached as Exhibit 10.2 to this Current Report and incorporated herein by reference.

The A&R Cannae Backstop Agreement

On January 10, 2022, Trebia entered into the Amended and Restated Backstop Facility Agreement (the “A&R Backstop Agreement”), which amends and restates the Backstop Facility Agreement, dated June 28, 2021 by and between Cannae Holdings, Inc. (“Cannae”) and Trebia (the “Original Backstop Agreement”), in order to increase Cannae’s aggregate backstop commitment by $50,000,000 (the “Additional Cannae Backstop Commitment”) from $200,000,000 to $250,000,000. The Additional Cannae Backstop Commitment now obligates Cannae, to the extent that the total Trebia Shareholder Redemption Value is in excess of $417,500,000, to backstop up to 50% of the Trebia Shareholder Redemption Value in excess of $417,500,000 (the “Additional Cannae Backstop Amount”) by purchasing a number of shares of Trebia Class A Common Stock equal to the actual Additional Cannae Backstop Amount (as contemplated by the A&R Backstop Agreement) divided by $10 (the “Additional Backstop Purchase Shares”).

The foregoing description of the A&R Backstop Agreement is not complete and is qualified in its entirety by reference to the A&R Backstop Agreement, which is attached as Exhibit 10.3 to this Current Report and incorporated herein by reference.

The A&R Sponsor Agreement

On January 10, 2022, Trebia entered into the Amended and Restated Sponsor Agreement (the “A&R Sponsor Agreement”) by and among BGPT Trebia LP (the “BGPT Sponsor”), Trasimene Trebia, LP (the “Trasimene Sponsor” and, together with the BGPT Sponsor, the “Sponsors”) and the other parties signatory thereto, which amends and restates the Letter Agreement, dated June 28, 2021 and as amended on November 30, 2021 by and among such parties (the “Original Sponsor Agreement”), in order to provide that the Sponsors will forfeit up to (a) 1,275,510 Founder Shares (as defined in the Business Combination Agreement) (the “Initial Cannae Founder Shares”) to Trebia, and Trebia will issue to Cannae an equal number of shares of Trebia Class A Common Stock in connection with, and based upon the extent of, Cannae’s existing backstop obligations under the Original Backstop Agreement, (b) 1,000,000 Founder Shares to Trebia, and Trebia will issue to members of management of the Companies an equal number of shares of Trebia Class A Common Stock in connection with, and based upon the extent of, their backstop obligations under the Business Combination Agreement, and (c) an additional 1,352,941 Founder Shares (the “Additional Cannae Founder Shares”) to Trebia, and Trebia will issue to Cannae an equal number of shares of Trebia Class A Common Stock in connection with, and based upon the extent of, Cannae’s obligation with respect to the Additional Cannae Backstop Amount. The A&R Sponsor Agreement also provides that the Additional Backstop Purchase Shares, the Additional Cannae Founder Shares, and 50% of the Initial Cannae Founder Shares will not be subject to the lockup provisions thereof.

The foregoing description of the A&R Sponsor Agreement is not complete and is qualified in its entirety by reference to the A&R Sponsor Agreement, which is attached as Exhibit 10.4 to this Current Report and incorporated herein by reference.

Item 8.01.	Other Events

On January 10, 2022, Trebia and System1, issued a press release (the “Press Release”) announcing the amendments to each of the Original Business Combination Agreement, the Original Form of Bylaws, the Original Backstop Agreement and the Original Sponsor Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Important Information and Where to Find It

In connection with the proposed business combination (the “Business Combination”), Trebia filed a registration statement on Form S-4, as amended, which contains a proxy statement/prospectus (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (“SEC”) and was distributed to holders of Trebia ordinary shares in connection with Trebia’s solicitation of proxies for the vote by Trebia’s shareholders in connection with the proposed business combination with System1. Trebia also will file other documents regarding the proposed transaction with the SEC related to the proposed business combination. Trebia and System1 urge investors, shareholders and other interested persons to read the Proxy Statement/Prospectus, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about Trebia, System1 and the Business Combination. Such persons can also read (i) Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824) which was filed with the SEC on June 18, 2020 (the “Trebia Prospectus”), for a description of the security holdings of Trebia’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination, (ii) Trebia’s current report on Form 8-K which was filed with the SEC on June 29, 2021 for a description of the business combination agreement and certain ancillary agreements related to the Business Combination and (iii) the Proxy Statement/Prospectus. Now that the registration statement has been cleared by the SEC, the definitive Proxy Statement/Prospectus was mailed to Trebia’s shareholders as of the record date established for voting on the Business Combination and other matters related thereto. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Trebia Acquisition Corp., 41 Madison Avenue, Suite 2020, New York, NY 10010, or (646) 450-9187.

Participants in the Solicitation

Trebia and System1, and their respective directors, executive officers and other employees and members of their management may be deemed, under SEC rules, to be participants in the solicitation of proxies of Trebia’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Trebia’s directors and executive officers in (i) the Trebia Prospectus and (ii) the Proxy Statement/Prospectus. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Trebia’s shareholders (including information concerning the interests of Trebia’s and System1’s participants in the solicitation, which may, in some cases, be different than those of Trebia’s and System1’s equity holders generally) in connection with the Business Combination is set forth in the Proxy Statement/Prospectus for the Business Combination.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This document also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

This communication includes “forward-looking statements”. Forward-looking statements include, but are not limited to, statements regarding Trebia, System1 or their respective management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this document may include, for example, statements about System1’s industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the pending Business Combination transaction between Trebia and System1, including the implied enterprise value, ownership structure and the likelihood and ability of the parties to successfully consummate the transaction.

The forward-looking statements contained in this document are based on Trebia’s and System1’s current expectations and beliefs concerning future developments, and their potential effects on Trebia or System1 taking into account information currently available.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against Trebia and/or System1 following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of Trebia, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on System1’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to maintain the listing of System1’s common stock on the NYSE following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of System1 to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); and (11) the possibility that Trebia or System1 may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Trebia’s most recent filings with the SEC, including the Proxy Statement/Prospectus filed in connection with the Business Combination.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to the Business Combination Agreement, dated January 10, 2022, by and among S1 Holdco, LLC, a Delaware limited liability company, System1 SS Protect Holdings, Inc., a Delaware corporation and the other parties signatory thereto

10.2	Amended Form of Bylaws

10.3	Amended and Restated Backstop Facility Agreement, dated January 10, 2022, by and between Trebia Acquisition Corp. and Cannae Holdings, Inc.

10.4	Amended and Restated Sponsor Agreement, dated January 10, 2022, by and among BGPT Trebia LP, Trasimene Trebia, LP and the other parties signatory thereto

99.1	Joint Press Release of Trebia Acquisition Corp. and System1, dated January 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2022

Trebia Acquisition Corp.

By:	/s/ Tanmay Kumar
Name: Tanmay Kumar
Title: Chief Financial Officer